Exhibit 99.1
1 January 29, 2025 Janney Investor Conference

2 Forward Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (the "SEC"), in our annual reports to our stockholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward-looking statements by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "outlook," "will," "should," and other expressions that predict or indicate future events and trends and which do not relate to historical matters. Although the Company believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay loans; changes in customer behavior due to political, business and economic conditions, including inflation and concerns about liquidity; turbulence in the capital and debt markets; reductions in net interest income resulting from interest rate volatility as well as changes in the balances and mix of loans and deposits; changes in interest rates and real estate values; changes in loan collectability and increases in defaults and charge-off rates; decreases in the value of securities and other assets, adequacy of credit loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; changing government regulation; competitive pressures from other financial institutions; changes in legislation or regulation and accounting principles, policies and guidelines; cybersecurity incidents, fraud, natural disasters, and future pandemics; the risk that the Company may not be successful in the implementation of its business strategy; the risk that intangibles recorded in the Company's financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Form 10-K and updated by our Quarterly Report on Form 10-Q and other filings submitted to the SEC. These statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events. 2

3 NB Bancorp, Inc. Overview

4 Overview of NB Bancorp, Inc. NASDAQCM: NBBK Headquartered: Needham, MA IPO: December 2023; Raised ~$410M in gross proceeds Sixth largest public community bank headquartered in Massachusetts The “Builder’s Bank” with deep community relationships and extensive expertise Full-service bank with an array of commercial banking products for retail and business customers Founded in 1892 to help businesses and customers build their futures Total Assets $5.2B Total Gross Loans $4.3B Total Deposits $4.2B Total Equity $765M TCE/ TA 14.82% Tier 1 Leverage Ratio 15.29%¹ Tier 1 Capital Ratio 16.51%¹ Total Capital Ratio 17.41%¹ Q4’24 Operating ROAA 1.04%² Q4’24 Operating ROATCE 6.99%² Q4’24 NIM 3.52% Q4’24 Operating Efficiency Ratio 55.34%² Balance Sheet Profitability Capital 1) Financials reflect regulatory holding company data 2) See Appendix for reconciliation of non-GAAP financial metrics 4

5 1) Excludes banks with total assets greater than $10 billion; FDIC deposit data as of June 30, 2024 Source: S&P Capital IQ Pro Well Positioned in Highly Attractive Markets Boston-Cambridge-Newton, MA-NH MSA Total Population: 4,934,233 ‘24-’29 Proj. Population Change: 1.60% Median HHI: $108,079 Proj. HHI Change: 8.75% Our branch network covers the metro-west area of Boston and surrounding communities, which is our primary deposit market area. We consider our primary lending market area to be the Greater Boston metropolitan area and surrounding communities in Massachusetts, eastern Connecticut, southern New Hampshire and Rhode Island. 5 Boston MSA Community Bank Deposit Market Share¹ Total Deps. 2023 2024 In Market Rank Rank Institution ($M) 1 1 Cambridge Financial Group, Inc 5,581 2 2 Salem Five Bancorp 5,380 3 3 Middlesex Bancorp MHC 4,576 8 4 NB Bancorp, Inc 3,923 4 5 1831 Bancorp MHC 3,758 5 6 Leader Bancorp, Inc 3,681 7 7 Enterprise Bancorp, Inc 3,493 9 8 HarborOne Bancorp, Inc 3,182 6 9 IFS 1820 Bancorp, MHC 3,137 10 10 Northern Bancorp, Inc 2,788 21 11 Hometown Financial Group MHC 2,384 11 12 Hingham Institution for Savings 2,180 17 13 River Run Bancorp, MHC 2,061 12 14 The Village Bank 1,675 15 15 Assabet Valley Bancorp 1,424 All Other Market Participants 25,674 Market Total 74,896

6 Largest Employers Boston MSA 2024-2029 Projected HHI Δ Massachusetts 2023 GDP by Industry Boston MSA Median HHI ($) Industry Drivers of Local Market Source: S&P Capital IQ Pro; U.S. Bureau of Economic Analysis; Massachusetts Department of Economic Research 9 4 o ton . . . . 2 o ton . . o ern ent 9. eal tate inan e 22. ntertain ent 4.4 Pro e ional 9.4 ealth are u a on 2. etail ra e 4. Con tru on .9 ran porta on arehou ing 2. ther 22. 6

7 Experienced Institutional Leadership Joseph Campanelli Chairman, President & CEO William Darcey President & CEO – Provider Insurance Group Paul J. Ayoub Chair – Nutter McClennen & Fish LLP Susan Elliott Retired EVP – Federal Home Loan Bank of Boston Angela Jackson CEO – Future Forward Strategies Christopher Lynch President – Marshall Resources Joseph R. Nolan, Jr. Chairman, President & CEO – Eversource Francis Orfanello Lead Independent Director Operating Partner – One Rock Capital Partners Hope Pascucci President & Principal – Rose Grove Capital Management Raza Shaikh Managing Director – Launchpad Venture Group Mark Whalen Retired CEO – Needham Bank Joseph Campanelli Chairman, President & CEO Christine Roberts EVP & Chief Operating Officer James White EVP & Chief Administrative Officer Paul Evangelista EVP & Director of Specialized Banking Kevin Henkin EVP & Chief Credit Officer Stephanie Maiona EVP & Senior Commercial Lender Michael Sinclair EVP of Residential and Consumer Lending Executive Management Board of Directors JP Lapointe EVP & Chief Financial Officer 7 Peter Bakkala EVP & Chief Risk Officer Kenneth Montgomery Retired FVP, COO – Federal Reserve Bank of Boston

8 Investment Highlights Experienced management team and talent base to grow market share, invest for the future and serve the community Focused on driving franchise value via relationship-based banking and active community involvement History of consistent earnings through various market cycles Excellent credit profile reflective of a diligent and conservative risk management culture Prudent stewards of capital – committed to responsible lending, driving organic growth and investing in the future Strong and stable deposit base with 100+ year history of banking in the communities served Attractive markets of operation to continue generating core loans and deposits 8

9 Financial Highlights for the Fourth Quarter 2024 • GAAP Net income of $15.6 million, or $0.40 per diluted share for the quarter. • Operating Net Income1 (Non-GAAP) of $13.3 million, or $0.34 per diluted share for the quarter. • Gross loans increased $84.1 million, or 2.0%, to $4.33 billion, from the prior quarter. • The net interest margin increased 1 basis point to 3.52%, primarily the result of increases in the average balance of loans and re-pricing of deposits at lower interest rates. • Asset quality remains strong: • Annualized Q4 net charge-offs of 0.04% of average total loans and non-performing loans of $13.9 million, or 0.32% of total loans. • Provision for credit losses was $1.4 million, down from $2.6 million in the prior quarter and contributing to an increase in the ACL of $1.1 million, resulting in a consistent coverage ratio of 0.89% of total loans. • Total deposits increased $135.0 million or 3.3% from the prior quarter, to $4.18 billion. The loans to deposit ratio decreased 1 percentage point to 104% from the prior quarter while growing loans $84.1 million. • Borrowings and brokered deposits totaled 8.9% of total assets, consistent with the prior quarter, resulting primarily from deposit growth outpacing loan growth. 1) See Appendix for reconciliation of non-GAAP financial metrics 9

10 Financial Highlights for the Fourth Quarter 2024 (Continued) • Strong capital position with 14.8% shareholders equity to total assets and tangible shareholders' equity to tangible assets¹. • Book value and tangible book value per share were $17.92 and $17.89¹, respectively. • One-time transactions recorded during the fourth quarter included: • Tax benefit related to an adjustment to a basis write-down of solar income tax credits of $2.5 million; and • Tax expense and a modified endowment contract penalty related to the surrender of bank-owned life insurance (“BOLI”) policies of $153 thousand 1) See Appendix for reconciliation of non-GAAP financial metrics 10

11 Financial Overview

12 Total Deposits ($M) Tangible Common Equity ($M) Total Assets ($M) Total Gross Loans ($M) History of Targeted Balance Sheet Growth 12 $2,454 $2,664 $2,923 $3,592 $4,533 $4,650 $4,805 $5,003 $5,158 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 $2,078 $2,195 $2,105 $3,015 $3,889 $3,955 $4,097 $4,249 $4,333 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 $1,860 $2,202 $2,565 $2,887 $3,387 $3,772 $3,918 $4,043 $4,178 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 $292 $307 $326 $343 $757 $733 $743 $746 $765 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24

13 Operating Return on Avg. Tangible Common Equity (%)¹ Operating Net Income ($M)1, 2 Operating Return on Average Assets (%)¹ Operating Return on Average Equity (%)¹ Track Record of Strong Performance 1) See Appendix for reconciliation of non-GAAP financial metrics 2) Q Q2 an Q ’24 operating net in o e re le t annualize total 13 0.69% 0.55% 0.77% 0.96% 0.86% 0.80% 0.81% 1.07% 1.04% 2019 2020 2021 2022 2023 Q1'24Q2'24Q3'24Q4'24 5.65% 4.69% 6.81% 9.06% 9.40% 4.92% 5.13% 6.91% 6.98% 2019 2020 2021 2022 2023 Q1'24Q2'24Q3'24Q4'24 5.7% 4.7% 6.8% 9.1% 9.4% 4.9% 5.1% 6.9% 7.0% 2019 2020 2021 2022 2023 Q1'24Q2'24Q3'24Q4'24 $16 $14 $22 $30 $34 $36 $38 $52 $45 2019 2020 2021 2022 2023 Q1'24Q2'24Q3'24Q4'24

14 Operating Noninterest Income / Average Assets (%)¹ Operating Noninterest Expense / Average Assets (%)¹ Net Interest Margin (%) Operating Efficiency Ratio (%)¹ Track Record of Strong Performance (Cont.) 1) See Appendix for reconciliation of non-GAAP financial metrics 14 2.92% 2.83% 2.81% 3.49% 3.41% 3.60% 3.46% 3.51% 3.52% 2019 2020 2021 2022 2023 Q1'24Q2'24Q3'24Q4'24 67.2% 66.4% 65.8% 62.3% 62.5% 59.7% 62.9% 57.4% 55.3% 2019 2020 2021 2022 2023 Q1'24Q2'24Q3'24Q4'24 0.23% 0.33% 0.27% 0.26% 0.31% 0.26% 0.25% 0.25% 0.30% 2019 2020 2021 2022 2023 Q1'24Q2'24Q3'24Q4'24 2.05% 2.01% 2.00% 2.28% 2.29% 2.24% 2.24% 2.07% 2.04% 2019 2020 2021 2022 2023 Q1'24Q2'24Q3'24Q4'24

15 14.81%¹ 11.28%¹ 17.83%² 17.91%² 17.08%² 17.41%² 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 14.08%¹ 10.54%¹ 16.91%² 16.93%² 16.20%² 16.51%² 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 Tier 1 Capital Ratio (%) Total Capital Ratio (%) Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) Capital Ratios 1) Financials reflect bank level call report data 2) Financials reflect regulatory holding company data Note: “N ” tan or “Not eporte ” enoting the ank’ ele tion into the Co unity Bank Leverage Ratio framework; See Appendix for reconciliation of non-GAAP financial metrics NR NR NR NR NR NR 15 11.91%¹ 11.54%¹ 11.16%¹ 9.54%¹ 16.70%² 15.76%² 15.47%² 14.92%² 14.82%² 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 12.11%¹ 12.01%¹ 11.23%¹ 10.49%¹ 17.71%² 16.50%²16.00%²15.37%²15.29%² 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24

16 Loan Portfolio & Asset Quality

17 Note: Loan composition reflects regulatory holding company data Diversified Loan Portfolio Q4’24 Yield on Loans: 6.60% $4.3B Q4’24 Total 17 Commercial Real Estate 31% 1-4 Family including HELOCs 29% Construction & Development 14% Commercial & Industrial 13% Multifamily 8 % Consumer 6%

18 Loan balances above are not shown net of deferred fees Loan Portfolio Stats Loan Type Balance Wtd. Avg. Rate Wtd. Avg. Maturity (Yrs) Fixed Rate (%) Variable Rate (%) 1-4 Family (incl. HELOCs) $1,254,832 5.13% 26.1 43.8% 56.2% Multi-family $333,047 5.25% 17.9 0% 100% Commercial Real Estate $1,363,394 6.53% 9.1 19.8% 80.2% Construction $586,564 8.10% 2.8 8.6% 91.4% C&I $559,828 7.25% 7.0 9.2% 90.8% Consumer $241,803 8.34% 12.5 97.4% 2.6% Total Loans $4,339,468 7.47% 12.3 26.6% 73.4% 18

19 Construction & Development / Total Risk-Based Capital (%)¹ Commercial Real Estate / Total Risk-Based Capital (%)¹ Loan Portfolio Concentrations 1) Financials reflect regulatory holding company data 19 274% 280% 277% 342% 187% 192% 191% 204% 202% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 121% 125% 129% 144% 79% 68% 72% 84% 72% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24

20 Owner-Occupied CRE By Collateral Type Non-Owner-Occupied CRE By Collateral Type Commercial Real Estate Portfolio $639M Q4’24 Total $1.06 B Q4’24 Total 20 Cannabis Facility 49% Industrial 19% Special Purpose 12% Office 5% Retail 7% Other 8 % Multi-Family 32% Hospitality 16% Office 15% Mixed Use 10% Retail 9% Industrial 7% Other 6% Special Purpose 5% Cannabis Facility 1%

21 Loans Needham Bank Makes Loan Nee ha ank Doe n’t Make Needham Bank Loan Examples 21

22 Office Portfolio Overview • Our $191.2 million office portfolio consists principally of suburban Class A and B office space used as medical and traditional offices. The portfolio does not consist of high-rise towers located in Boston. $191M Q4’24 Total 22 Office Portfolio as of 12/31/24 Weighted Average Rate Weighted Average Maturity (Yrs) Weighted Average LTV Weighted Average DSCR 5.61% 7.71 55.1% 2.14X Non - Owner - Occupied 84% Owner - Occupied 16%

23 C&I By Type C&I By Geography Overview of C&I Portfolio $560M Q4’24 Total $560M Q4’24 Total 23 Structured Finance 26% Renewable Energy 19% Small Business / Other 13% Bridge Financing 13% Cannabis Bridge Financing 12% Middle Market 11% Cannabis 7% Newport Beach, CA 12% Boston 9% Natick, MA 7% Branford, CT 7% Los Angeles, CA 7% Vero Beach, FL 6% Portsmouth, NH 5% Quincy, MA 5% St Petersburg, FL 4% Miami, FL 4% New York, NY 4% West Roxbury, MA 4% Pikesville, MD 3% Other 23%

24 Construction By Type Construction By Geography Overview of Construction Lending $587M Q4’24 Total $587M Q4’24 Total 24 Condos 32% Multi-Family 23% Single Family for Sale 15% Mixed Use 10% Land 9% Hotel / Motel 5% Other 8 % Boston, MA 13% Middleton, MA 9% Milton, MA 8 % Needham, MA 8 % Newton, MA Weston, MA 6% 6% Fairfield, CT 6% Waltham, MA 5% Cranston, RI 5% Natick, MA 4% Dedham, MA 3% Other 29%

25 Consumer Loans Overview Amounts above exclude purchased premiums or discounts Loan Type Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Purchased (in thousands) Solar $55,987 $54,732 $53,170 $51,504 $50,327 Boat Loans 59,928 57,228 54,334 51,854 50,020 Home Improvement 53,194 50,562 48,512 46,354 44,443 Student Loans 9,037 8,420 7,964 7,489 6,996 Total Purchased $178,146 $170,942 $163,980 $157,201 $151,786 Originated Auto Loans $14,662 $18,824 $31,036 $41,590 $52,092 Boat Loans 9,281 14,475 25,201 32,104 36,776 Other 3,133 3,279 3,280 3,566 3,904 Total Originated $27,076 $36,578 $59,517 $77,260 $92,772 Total Loans $205,222 $207,520 $223,497 $234,461 $244,558 25

26 Consumer Loans Overview $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Balance (thousands) Period Overview of Purchased Consumer Loans Net Charge Offs - Purchased (3ME) Net Charge Offs - Originated (3ME) Total Purchased Balance Total Originated Balance 26

27 Cannabis Business Highlights • As of December 31, 2024, we had outstanding loan balances of $459.6 million to cannabis businesses: • $321.9 million was direct to cannabis entities • $137.7 million was indirect to cannabis entities; • Weighted average LTV and DSCR was 58.7% and 3.55, respectively; and, • 76.9% of the total outstanding loans were collateralized by real estate, including 100% of the direct cannabis loans • As of December 31, 2024, the Company had $395.2 million in cannabis deposits • $331.6 million in cannabis-direct and $63.6 million in cannabis-indirect Cannabis Business Loans ($M) Cannabis Business Deposits ($M) 27 56.8% 67.3% 60.9% 65.9% 70.0% 43.2% 32.7% 39.1% 34.1% 30.0% 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 Cannabis Direct Cannabis Indirect $277.2M $315.5M $292.0M $358.7M $395.2M 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024

28 $14.2 $25.9 $6.0 $13.0 $10.8 $10.8 $20.7 $16.0 $13.9 $3.5 $3.4 $4.5 $8.3 $0.9 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 Nonaccruals ($M) TDRs ($M) OREO ($M) Reserves / Loans (%) & Reserves / NPLs (%) NPA Trends Asset Quality 1) Financials reflect bank level call report data 2) Financials reflect regulatory holding company data NPAs / Assets 0.76%¹ 1.10%¹ 0.36%¹ 0.56%¹ 0.24%² 0.23%² 28 0.43%² 0.32%² 0.27%² 0.73% 0.90% 0.87% 0.83% 0.83% 0.87% 0.92% 0.89% 0.89% 85% 68% 175% 117% 298% 318% 183% 235% 278% 0% 200% 400% 0.00% 0.50% 1.00% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24 Reserves / Loans Reserves / NPLs

29 1) Reflects annualized metrics 2) Financials reflect bank-level call report data Note: Values may not sum due to rounding Historically Strong Credit Culture NCOs / Average Loans (%)¹ • Our loan portfolio consists primarily of commercial real estate and multifamily loans, one-to four-family residential real estate loans, construction and land development loans, commercial and industrial loans and consumer loans. These loans are primarily made to individuals and businesses located in our primary lending market area, which is the Greater Boston metropolitan area and surrounding communities in Massachusetts, Eastern Connecticut, Southern New Hampshire and Rhode Island. • For the quarter ended December 31, 2024, the Company’s NCOs / Average Loans were entirely composed of purchased consumer loans¹, with the exception of a recovery from a previously charged off C&I loan. 29 0.00% 0.10% 0.16% 0.00% 0.10% 0.19% 0.09% 0.50% 0.04% (0.10%) 0.20% 0.50% 0.80% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24

30 Funding & Liquidity Management

31 Note: Deposit composition reflects regulatory holding company data Balanced Deposit Base Q4’24 Cost of Deposits: 3.24% $4.2B Q4’24 Total 31 Savings & MMDA 30% Jumbo 29% Transaction 23% Brokered 17% Retail 1%

32 Note: Deposit composition reflects regulatory holding company data Support of Strong Deposit Base Cost of Deposits 32 Balance WAR Balance WAR Balance ($) Balance (%) WAR Noninterest-bearing demand deposits $623,400 0.00% $528,409 0.00% $94,991 17.98% 0.00% Savings accounts 108,685 0.05% 127,640 0.05% (18,955) -14.85% 0.00% NOW accounts 354,504 0.24% 345,753 0.31% 8,751 2.53% -0.07% Money market accounts 1,127,783 2.91% 888,511 3.07% 239,272 26.93% -0.16% Customer CDs 1,653,474 4.68% 1,313,442 4.67% 340,032 25.89% 0.01% Brokered CDs 309,806 4.73% 183,593 5.39% 126,213 68.75% -0.66% $4,177,652 3.01% $3,387,348 2.94% $790,304 23.33% 0.07% 12/31/2024 12/31/2023 Change ($ in Thousands) 1.32% 1.03% 0.43% 0.48% 2.34% 3.15% 3.33% 3.37% 3.24% 0.00% 2.00% 4.00% 6.00% 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Q4'24

33 Note: Deposit composition reflects regulatory holding company data Certificates of Deposit Maturities 33 Time Deposit Maturities ($M) Brokered Deposit Maturities ($M) 4.82% 4.76% 4.51% 3.99% $0 $200 $400 $600 $800 $1,000 3/31/2025 6/30/2025 9/30/2025 12/31/2025 4.84% 4.57% 4.78% 0.00% $0 $50 $100 $150 3/31/2025 6/30/2025 9/30/2025 12/31/2025

34 Overview of Securities Portfolio $227M Total Q4’24 Yield on Securities: 3.91% 34 Balance WAC Balance WAC Balance ($) WAC Corporate Bonds $83,044 3.34% $92,235 1.16% ($9,191) 2.18% U.S. Treasuries 69,084 3.61% 64,352 1.44% 4,732 2.17% Mortgage-Backed Securities 39,183 3.94% 11,430 2.05% 27,753 1.89% Collateralized Mortgage Obligations 10,833 3.84% 2,418 2.63% 8,415 1.20% Municipal Obligations 9,806 2.35% 19,030 1.85% (9,224) 0.50% U.S. Gov't Agencies 9,007 4.89% -- 0.00% 9,007 4.89% SBA Securities 6,246 8.21% -- 0.00% 6,246 8.21% $227,203 3.67% $189,465 2.09% $37,738 1.58% 12/31/2024 12/31/2023 Change ($ in Thousands) Corporate Bonds 37% U.S. Treasuries 30% Mortgage-Backed Securities 17% Collateralized Mortgage Obligations 5% Municipal Obligations 4% U.S. Gov't Agencies 4% SBA Securities 3%

35 Interest Rate Sensitivity 35 At December 31, 2024 Change in Interest Rates Net Interest Income Year 1 Change (bps) Year 1 Forecast ($000) From Level +300 $198,794 7.2% +200 195,159 5.2% +100 191,506 3.3% - - 185,432 - - (100) 179,705 (3.1%) (200) 174,599 (5.8%) (300) 170,827 (7.9%)

36 FHLB Advances 4.7% Brokered Deposits 12.0% FHLB Unused Borrowing Capacity 28.1% FED Available Borrowing Capacity 17.5% Capacity for Additional Brokered Deposits 37.6% % of Total Liquidity Prudent Liquidity Management As of December 31, 2024, the Company had: • $120.8 million of outstanding advances from the Federal Home Loan Bank of Boston (“FHLBB”) • $309.9 million of brokered deposits • $724.0 million of unused borrowing capacity with the FHLBB • $451.0 million available with the Federal Reserve Bank’s Borrower-in-Custody Program. • $969.2 million of additional capacity for brokered deposits, pursuant to internal liquidity policy stating that brokered deposits can be up to 25.0% of total assets 83.3% unused capacity 36

37 Appendix

38 Notes and Reconciliation of GAAP and Non-GAAP Financial Measures In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“ P”) thi pre relea e ontain ertain non-GAAP financial measures, including operating net income, operating noninterest expense, operating earnings per share, basic, operating earnings per share, diluted, operating return on a erage a et operating return on a erage harehol er ’ equity operating e i ien y ratio tangible harehol er ’ equity tangible a et tangible book alue per hare an e i iency ratio. he Co pany’ anage ent belie e that the upple ental non-GAAP in or ation i utilize by regulator an arket analy t to e aluate a Co pany’ inan ial on ition an there ore u h in ormation is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial ea ure are not tan ar ize it ay not be po ible to o pare the e inan ial ea ure with other o panie ’ non-GAAP financial measures having the same or similar names. 1) These amounts are reflected in income tax expense and reflect amounts related to current year compensation and a write-down for future LTIP vesting amounts that are not expected to be tax deductible on a tax return. These amounts are not included in the calculation of the tax benefit associated with non-GAAP adjustments. 38 $ in thousands 2019Y 2020Y 2021Y 2022Y 2023Y Q1 2024 Q2 2024 Q3 2024 Q4 2024 Return on Average Tangible Common Equity: Net Income $16,001 $14,071 $21,575 $30,065 $9,825 $8,701 $9,453 $8,383 $15,611 Adjustments to Net Income: Needham Bank Charitable Foundation Contribution Resulting from IPO - - - - - - - - 19,082 - - - - - - - - One-Time Conversion and IPO-Related Expenses - - - - - - - - 7,931 - - - - - - - - Defined Benefit Pension Termination Expense - - - - - - - - 1,900 390 - - - - - - Permanent Tax Differences Resulting from Public Company Tax Laws¹ - - - - - - - - 3,680 - - - - - - - - Losses on sales of securities available for sale, net - - - - - - - - - - - - - - 1,868 - - Income tax expense on solar tax credit investment basis reduction - - - - - - - - - - - - - - 2,503 (2,503) BOLI surrender tax and managed endowment contract penalty - - - - - - - - - - - - - - 1,552 153 Reversal of previously taken amortization of solar tax credit investments - - - - - - - - - - - - - - (913) - - Total Adjustments to Net Income - - - - - - - - $32,593 $390 - - $5,010 ($2,350) Less: Net Tax Benefit associated with Non-GAAP Adjustments - - - - - - - - 8,096 111 - - 277 - - Non-GAAP Adjustments, net of tax - - - - - - - - 24,497 279 - - 4,733 (2,350) Operating net income (Non-GAAP) $16,001 $14,071 $21,575 $30,065 $34,322 $8,980 $9,453 $13,116 $13,261 Average Shareholders' Equity $283,030 $299,787 $316,723 $331,872 $365,120 $733,695 $741,325 $754,609 $755,508 Less: Average Intangible Assets - - - - - - 689 1,303 1,209 1,172 1,154 1,135 Average Tangible Shareholders' Equity (Non-GAAP) $283,030 $299,787 $316,723 $331,184 $363,817 $732,486 $740,153 $753,456 $754,373 ROATCE (Annualized Adjusted Net Income / Average Tangible Shareholders' Equity) 5.65% 4.69% 6.81% 9.08% 9.43% 4.90% 5.14% 6.93% 6.99% Operating Return on Average Assets (Non-GAAP): Operating net income (Non-GAAP) 16,001 14,071 21,575 30,065 34,322 8,980 9,453 13,116 13,261 Average Assets 2,313,918 2,558,787 2,793,333 3,118,890 3,973,093 4,495,819 4,703,456 4,890,204 5,052,461 Operating Return on Average Assets (Non-GAAP) 0.69% 0.55% 0.77% 0.96% 0.86% 0.80% 0.81% 1.07% 1.04% Operating Return on Average Shareholders' Equity (Non-GAAP): Operating net income (Non-GAAP) 16,001 14,071 21,575 30,065 34,322 8,980 9,453 13,116 13,261 Average Shareholders' Equity 283,030 299,787 316,723 331,872 365,120 733,695 741,325 754,609 755,508 Operating Return on Average Shareholders' Equity (Non-GAAP) 5.65% 4.69% 6.81% 9.06% 9.40% 4.92% 5.13% 6.91% 6.98%

39 Notes and Reconciliation of GAAP and Non-GAAP Financial Measures (Cont.) In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“ P”) thi pre relea e ontain ertain non-GAAP financial measures, including operating net income, operating noninterest expense, operating earnings per share, basic, operating earnings per share, diluted, operating return on a erage a et operating return on a erage harehol er ’ equity operating e i ien y ratio tangible harehol er ’ equity tangible a et tangible book alue per hare an e i iency ratio. he Co pany’ anage ent belie e that the upple ental non-GAAP in or ation i utilize by regulator an arket analy t to e aluate a Co pany’ inan ial on ition an there ore u h in ormation is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial ea ure are not tan ar ize it ay not be po ible to o pare the e inan ial ea ure with other o panie ’ non-GAAP financial measures having the same or similar names. 39 $ in thousands 2019Y 2020Y 2021Y 2022Y 2023Y Q1 2024 Q2 2024 Q3 2024 Q4 2024 Tangible Common Equity / Tangible Assets: Shareholders' Equity $292,256 $307,317 $326,129 $344,065 $757,959 $733,838 $744,462 $747,449 $765,167 Less: Intangible Assets - - - - - - 1,377 1,227 1,191 1,153 1,116 1,079 Tangible Shareholders' Equity $292,256 $307,317 $326,129 $342,688 $756,732 $732,647 $743,309 $746,333 $764,088 Total Assets $2,453,579 $2,663,994 $2,922,671 $3,595,335 $4,533,412 $4,650,019 $4,805,401 $5,002,557 $5,157,737 Less: Intangible Assets - - - - - - 1,377 1,227 1,191 1,153 1,116 1,079 Tangible Assets $2,453,579 $2,663,994 $2,922,671 $3,593,958 $4,532,185 $4,648,828 $4,804,248 $5,001,441 $5,156,658 Tangible Common Equity / Tangible Assets (TCE / TA) 11.91% 11.54% 11.16% 9.54% 16.70% 15.76% 15.47% 14.92% 14.82% Efficiency Ratio: Net Interest Income $65,856 $69,686 $78,011 $104,964 $130,057 $38,633 $38,722 $41,324 $42,521 Noninterest Income 5,463 8,508 8,654 9,275 15,577 3,501 2,981 1,265 3,781 Total Income $71,319 $78,194 $86,665 $114,239 $145,634 $42,134 $41,703 $42,589 $46,302 Noninterest Income $5,463 $8,508 $8,654 $9,275 $15,577 $3,501 $2,981 $1,265 $3,781 Adjustments to Noninterest Income: Losses on sales of securities available for sale, net - - - - - - - - - - - - - - 1,868 - - Operating Noninterest Income (Non-GAAP) $5,463 $8,508 $8,654 $9,275 $15,577 $3,501 $2,981 $3,133 $3,781 Noninterest Expense $47,908 $51,944 $56,983 $71,151 $119,905 $25,565 $26,214 $24,586 $25,623 Adjustments to Noninterest Expense: Needham Bank Charitable Foundation Contribution Resulting from IPO - - - - - - - - 19,082 - - - - - - - - One-Time Conversion and IPO-Related Expenses - - - - - - - - 7,931 - - - - - - - - Defined Benefit Pension Termination Expense - - - - - - - - 1,900 390 - - - - - - Reversal of previously taken amortization of solar tax credit investments - - - - - - - - - - - - - - (913) - - Operating Noninterest Expense (Non-GAAP) $47,908 $51,944 $56,983 $71,151 $90,992 $25,175 $26,214 $25,499 $25,623 Operating Efficiency Ratio (Non-GAAP) 67.2% 66.4% 65.8% 62.3% 62.5% 59.7% 62.9% 57.4% 55.3%

40 Executive Management Biographies Joseph Campanelli Chairman, President & CEO Christine Roberts EVP & Chief Operating Officer JP Lapointe EVP & Chief Financial Officer Mr. Campanelli has served as President and Chief Executive Officer of Needham Bank since joining the Bank in January 2017 and was elected Chairman in 2022. Mr. Campanelli has over 40 years of banking experience in a variety of senior and executive positions, including having served as the President and Chief Executive Officer of Sovereign Bancorp, Inc. and its subsidiary Sovereign Bank as well as Chairman, President and Chief Executive Officer of Flagstar Bancorp, Inc. and its subsidiary Flagstar Bank. Additionally, Mr. Campanelli has a long history of community involvement, currently serving on the board of the Massachusetts Business Roundtable, Boys and Girls Club of Boston and The One Hundred Club of Boston. Ms. Roberts is Executive Vice President and Chief Operating Officer of Needham Bank, a position she has held since January 2025 when she joined Needham Bank. Prior to this, Ms. Roberts was Executive Vice President of Citizens Pay at Citizens Bank since April 2022. Ms. Roberts had been employed at Citizens Bank since August 2012, where she held positions of increasing responsibility across the institution. Mr. Lapointe joined the Bank in February 2024 as Executive Vice President and Chief Financial Officer. Prior to this, Mr. Lapointe was the Chief Financial Officer of Northeast Bank from November 2017 until February 2024. Prior to joining Northeast Bank, Mr. Lapointe served as a Senior Audit Manager at Wolf & Company, P.C. in its external and internal audit practices, with a focus on the financial services sector from 2004 to 2017. Mr. Lapointe is a certified public accountant registered in the Commonwealth of Massachusetts. Kevin Henkin EVP & Chief Credit Officer Mr. Henkin is Executive Vice President and Chief Credit Officer of Needham Bank, a position he has held since April 2018. In this role, Mr. Henkin has primary responsibility for managing all aspects of the credit risk anage ent ra ework o er the ank’ len ing operation . r. enkin ha o er year o banking experience, having served at other financial institutions as well as running a bank consulting firm for three years at which Mr. Henkin conducted external loan reviews, stress testing and due diligence for financial institutions. 40

41 Thank You